REVENUES	9 Months Ended
Sep. 30, 2021
Disclosure of disaggregation of revenue from contracts with customers [abstract]
REVENUES

7.REVENUES

On June 3, 2020, the Company entered into a License Agreement with a U.S. affiliate of Medtronic, whereby the Company is providing exclusive access to certain intellectual property rights relating to robotic assisted surgical technologies. Revenue from the Development Agreement and the allocation of ownership and license rights developed under each milestone is recognized when the rights are granted, and customer acceptance is established. Revenue from the License Agreement for intellectual property rights and know-how is recognized when rights are granted, and customer acceptance is established. Compensation received for the performance of technology transfer services relating to the License Agreement is accounted for separately from the License Payment and will be recognized at the time the service is performed.

The Company earns license revenue from achieving defined milestones in the Development Agreement. During Q2, 2021, the Company recognized and received $10 million upon successful completion of the third milestone (Q2, 2020 - $10 million pursuant to license agreement for intellectual property rights and know-how).

To date the Company has earned $30 million of the maximum amount of $41 million that could be payable by Medtronic under the Development Agreement and the License Agreement if all of the Medtronic Milestones are completed.